UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 3, 2026
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com.

ITEM 5.02. Election of Directors

On June 1, 2026, the Board of Directors of Alaska Air Group, Inc. (the “Company”) appointed G. Michael Sievert to the Company’s board of directors, effective immediately. Mr. Sievert will serve on the board’s Safety and Innovation Committees and on the boards of the Company’s airline subsidiaries, Alaska Airlines, Inc. and Horizon Air Industries, Inc.

Mr. Sievert will participate in the compensation arrangements currently applicable to non-employee directors. Under the terms of those arrangements, Mr. Sievert received a prorated annual cash retainer of $85,320 for service for the period from his appointment until the Company’s next annual meeting of stockholders. In addition, under the Company’s 2016 Performance Incentive Plan, Mr. Sievert received a grant of Alaska Air Group, Inc. common shares, determined by dividing the grant value ($189,590) by the closing price of the Company’s common stock on June 1, 2026.

In connection with Mr. Sievert’s appointment, the number of seats on the Company’s Board of Directors was increased from 10 to 11. Mr. Sievert qualifies as an independent director under applicable SEC and NYSE standards.

ITEM 7.01. Regulation FD Disclosure

On June 3, 2026, the Company issued a press release announcing the appointment of G. Michael Sievert to the Company's board of directors. The press release is furnished as Exhibit 99.1.

ITEM 9.01.  Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	Alaska Air Group Press Release
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: June 3, 2026

/s/ KYLE B. LEVINE
Kyle B. Levine
Executive Vice President Corporate & Public Affairs
Chief Legal Officer and Corporate Secretary